NORWOOD [LOGO]
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FINANCIAL CORP.   717 Main Street . Honesdale, Pennsylvania 18431 . 570-253-1455

FOR IMMEDIATE RELEASE
---------------------
                             NORWOOD FINANCIAL CORP
                             ----------------------
                    ANNOUNCES EARNINGS FOR SIX MONTHS OF 2004
                    -----------------------------------------

July 19, 2004 - Honesdale, PA

     William W. Davis, Jr. President and Chief Executive Officer of Norwood Financial Corp (Nasdaq-NWFL) and its subsidiary Wayne Bank announced earnings for the six months ended June 30, 2004 of $2,327,000, which represents a $95,000, or 4.3%, increase over the $2,232,000 earned in the similar period of 2003. Earnings per share, on a fully diluted basis, were $.86 per share in 2004 compared to $.85 per share in 2003. The return on assets for the six month period was 1.21%, with a return on equity of 10.76%. For the three months ended June 30, 2004, net income totaled $1,127,000, compared to $1,122,000 for the similar period in 2003. Earnings per share, on a fully diluted basis for the current quarter and for the similar period in 2003 were both $.42 per share.

     Total assets increased $17.3 million from June 30, 2003, to total $399.9 million as of June 30, 2004, while stockholders' equity increased $1 million to $42.8 million and deposits grew by $10.8 million to $318 million.

     Loans receivable totaled $246.2 million as of June 30, 2004, reflecting an increase of $21 million, or 9.3%, from June 30, 2003. The Company continues to


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

experience strong commercial loan growth, with the portfolio increasing over 17% from the prior year. In addition, residential real estate lending, including home equity loans, has increased over 15% when compared to June 30, 2003. This growth was partially offset by the continued decline in indirect automobile lending, as the Company has shifted its emphasis to real estate related lending.

     The Company's asset quality ratios remain strong. Non-performing loans totaled $298,000, or .12% of total loans as of June 30, 2004, declining from $403,000, or .18% of total loans, as of June 30, 2003. The allowance for loan losses was $3,362,000 and represented 1.37% of total loans as of June 30, 2004.

     Net interest income on a fully taxable equivalent (fte) basis totaled $7,145,000 for the six months ended June 30, 2004; an increase of $303,000, or 4.4%, when compared to the six months ended June 30, 2003. The net interest margin (fte) improved by 3 basis points, to 3.90% for the period in 2004, compared to 3.87% for the similar period in 2003. The three month period ended June 30, 2004 also showed improvement over the similar period in 2003. Net interest income (fte) for the period increased $138,000, or 4%, with a net interest margin (fte) of 3.84%, increasing from 3.81%.

     Other income for the six months ended June 30, 2004 totaled $1,701,000 compared to $1,810,000 for the similar period in 2003. The decrease was due to a lower level of gains on sales of securities and mortgage loans which totaled $324,000 in 2004 compared to $559,000 in 2003. For the three months ended June 30, 2004 gains

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

on sales of securities and loans totaled $89,000, declining from $276,000 in the similar period of 2003. During 2003, the Company sold selected securities and long-term mortgages which were attractively priced in the low interest rate environment. The Company sold a lesser amount in 2004.

     Other expenses for the six months ended June 30, 2004, totaled $5,039,000, an increase of $98,000 or 2.0% over 2003. The increase was due in part to $90,000 of expenses related to losses on lease residuals in 2004 compared to $25,000 in 2003. As of June 30, 2004, the Company had seven lease vehicles remaining and expects to have none remaining by September 30, 2004.

     Norwood Financial Corp, through its subsidiary Wayne Bank, operates ten offices and twelve automated teller machines in Wayne, Pike and Monroe Counties. An eleventh office is under construction in the Marshalls Creek area of Monroe County, and is expected to open in July 2004. The Company's stock is traded on the Nasdaq, under the symbol "NWFL".

         The foregoing material may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and therefore readers should not place undue reliance on any forward looking statements. Those risks and uncertainties include changes in interest rates, risks associated with the effect of opening a new branch, the ability to control costs and expenses, and general economic conditions. Norwood Financial Corp does not undertake and specifically disclaims any obligation to publicly release the results of any

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

revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Contact:  Lewis J. Critelli
          Executive Vice President &
          Chief Financial Officer
          NORWOOD FINANCIAL CORP
          570-253-1455
          www.waynebank.com


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

NORWOOD FINANCIAL CORP.
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                                       June 30
                                                               ----------------------
                                                                 2004          2003
                                                               ---------    ---------
ASSETS
   Cash and due from banks                                     $   9,651    $  12,196
   Interest bearing deposits with banks                               83           62
   Federal funds sold                                              7,875        7,050
          Cash and cash equivalents                               17,609       19,308

   Securities available for sale                                 116,484      120,282
   Securities held to maturity,  fair value 2004: $5,926
      2003: 6,516                                                  5,718        6,173
   Loans receivable (net of unearned Income)                     246,220      225,222
   Less: Allowance for loan losses                                 3,362        3,294
                                                               ---------    ---------
     Net loans receivable                                        242,858      221,928
   Investment in FHLB Stock                                        1,976        1,865
   Bank premises and equipment,net                                 5,559        5,740
   Foreclosed real estate                                             --           11
   Accrued interest receivable                                     1,638        1,644
   Other assets                                                    8,081        5,650
                                                               ---------    ---------
          TOTAL ASSETS                                         $ 399,923    $ 382,601
                                                               =========    =========

LIABILITIES
   Deposits:
     Non-interest bearing demand                               $  50,592    $  40,699
     Interest-bearing                                            267,407      266,493
                                                               ---------    ---------
          Total deposits                                         317,999      307,192
   Short-term borrowings                                          15,040        7,589
   Long-term debt                                                 23,000       23,000
   Accrued interest payable                                        1,058        1,362
   Other liabilities                                                  48        1,725
                                                               ---------    ---------
            TOTAL LIABILITIES                                    357,145      340,868

STOCKHOLDERS' EQUITY
  Common Stock, $.10 par value, authorized 10,000,000 shares
     issued:  2,705,715 shares                                       270          270
  Surplus                                                          5,081        4,776
  Retained earnings                                               38,467       35,485
  Treasury stock, at cost: 2004: 14,097 shares, 2003:
     42,750 shares                                                  (228)        (593)
  Unearned ESOP Shares                                              (450)        (650)
  Accumulated other comprehensive income                            (362)       2,445
                                                               ---------    ---------
           TOTAL STOCKHOLDERS' EQUITY                             42,778       41,733
                                                               ---------    ---------
          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                          $ 399,923    $ 382,601
                                                               =========    =========

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
NORWOOD FINANCIAL CORP.
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                      Three Months Ended             Six Months Ended
                                                            June 30,                      June 30,
                                                      ------------------            ------------------
                                                       2004       2003               2004        2003
                                                      ------      ------            ------      ------
INTEREST INCOME
   Loans receivable, including fees                   $3,564      $3,627            $7,116      $7,263
   Securities                                          1,021       1,157             2,151       2,413
   Other                                                  10          32                17          65
                                                      ------      ------            ------      ------
         Total Interest income                         4,595       4,816             9,284       9,741

INTEREST EXPENSE
   Deposits                                              862       1,222             1,770       2,527
   Short-term borrowings                                  32          25                57          50
   Long-term debt                                        321         321               644         638
                                                      ------      ------            ------      ------
        Total Interest expense                         1,215       1,568             2,471       3,215
                                                      ------      ------            ------      ------
NET INTEREST INCOME                                    3,380       3,248             6,813       6,526
PROVISION FOR LOAN LOSSES                                165         165               290         330
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES    3,215       3,083             6,523       6,196

OTHER INCOME
   Service charges and fees                              473         460               914         902
   Income from fiduciary activities                       69          54               155         104
   Net realized gains on sales of securities              84         243               262         386
   Gains on sale of loans                                  5          33                62         173
      Other                                              131         132               308         245
                                                      ------      ------            ------      ------
           Total other income                            762         922             1,701       1,810

OTHER EXPENSES
   Salaries and  employee benefits                     1,262       1,219             2,564       2,449
     Occupancy, furniture and equipment , net            338         359               690         715
   Data processing related                               156         134               302         278
   Losses on lease residuals                              --          25                90          25
   Taxes, other than income                               92          88               183         170
   Professional Fees                                      71          79               156         128
   Other                                                 525         571             1,054       1,176
                                                      ------      ------            ------      ------
             Total other expenses                      2,444       2,475             5,039       4,941

INCOME BEFORE TAX                                      1,533       1,530             3,185       3,065
INCOME TAX EXPENSE                                       406         408               858         833
                                                      ------      ------            ------      ------
NET INCOME                                            $1,127      $1,122            $2,327      $2,232
                                                      ======      ======            ======      ======

Basic earnings per share                              $ 0.43      $ 0.43            $ 0.88      $ 0.86

Diluted earnings per share                            $ 0.42      $ 0.42            $ 0.86      $ 0.85

Cash dividends per share                              $ 0.17      $ 0.16            $ 0.34      $ 0.32

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
NORWOOD FINANCIAL CORP.
Financial Highlights (Unaudited)
(dollars in thousands, except per share data)

Three Months Ended June 30                                      2004            2003
--------------------------
Net interest income                                            $   3,380       $   3,248
Net income                                                         1,127           1,122

Net interest spread (fully taxable equivalent)                     3.52%           3.44%
Net interest margin (fully taxable equivalent)                     3.84%           3.81%
Return on average assets                                           1.16%           1.19%
Return on average equity                                          10.44%          10.92%
Basic  earnings per share                                      $    0.43       $    0.43
Diluted earnings per share                                          0.42            0.42

Six Months Ended June 30
------------------------

Net interest income                                            $   6,813       $   6,526
Net income                                                         2,327           2,232

Net interest spread (fully taxable equivalent)                     3.59%           3.49%
Net interest margin (fully taxable equivalent)                     3.90%           3.87%
Return on average assets                                           1.21%           1.21%
Return on average equity                                          10.76%          11.02%
Basic  earnings per share                                      $    0.88       $    0.86
Diluted earnings per share                                          0.86            0.85

As of June 30
-------------

Total Assets                                                   $ 399,923       $ 382,601
Total Loans receivable                                           246,220         225,222
Allowance for loan  losses                                         3,362           3,294
Total deposits                                                   317,999         307,192
Stockholders' equity                                              42,778          41,733
Trust Assets  under management                                    77,137          65,924

Book value per share                                           $   15.89       $   15.69
Equity to total assets                                            10.70%          10.91%
Allowance to total loans receivable                                1.37%           1.46%
Nonperforming loans to total loans                                 0.12%           0.18%

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
NORWOOD FINANCIAL CORP
Consolidated Balance Sheets (unaudited)
(dollars in thousands)

                                                         30-Jun          31-Mar         31-Dec       30-Sep         30-Jun
                                                          2004            2004           2003         2003           2003
                                                       ----------      ----------     ---------    ---------      ----------
ASSETS
  Cash and due from banks                              $    9,651      $    8,272     $   9,110    $  11,870      $   12,196
  Interest bearing deposits with banks                         83             186            64          796              62
  Federal funds sold                                        7,875           6,375            --        3,400           7,050
        Cash and cash equivalents                          17,609          14,833         9,174       16,066          19,308

  Securities available for sale                           116,484         116,431       124,823      127,437         120,282
  Securities held to maturity                               5,718           5,750         5,748        6,193           6,173
  Loans receivable (net of unearned Income)               246,220         233,587       233,733      228,884         225,222
   Less: Allowance for loan losses                          3,362           3,302         3,267        3,272           3,294
                                                       ----------      ----------     ---------    ---------      ----------
     Net loans receivable                                 242,858         230,285       230,466      225,612         221,928
 Investment in FHLB stock                                   1,976           1,834         2,002        1,935           1,865
  Bank premises and equipment, net                          5,559           5,556         5,596        5,629           5,740
  Foreclosed real estate                                       --              22            --           11              11
  Other assets                                              9,719           9,183         9,674        9,834           7,294
                                                       ----------      ----------     ---------    ---------      ----------
          TOTAL ASSETS                                 $  399,923      $  383,894     $ 387,483    $ 392,717      $  382,601
                                                       ==========      ==========     =========    =========      ==========

LIABILITIES
   Deposits:
   Non-interest bearing demand                         $   50,592      $   40,645     $  39,517    $  45,846      $   40,699
   Interest- bearing deposits                             267,407         264,795       267,152      269,614         266,493
                                                       ----------      ----------     ---------    ---------      ----------
          Total deposits                                  317,999         305,440       306,669      315,460         307,192
   Other borrowings                                        38,040          32,076        35,859       32,925          30,589
   Other liabilities                                        1,106           2,332         2,124        2,497           3,087
                                                       ----------      ----------     ---------    ---------      ----------
            TOTAL LIABILITIES                             357,145         339,848       344,652      350,882         340,868

STOCKHOLDERS' EQUITY                                       42,778          44,046        42,831       41,835          41,733
                                                       ----------      ----------     ---------    ---------      ----------
          TOTAL LIABILITIES AND
                 STOCKHOLDERS' EQUITY                  $  399,923      $  383,894     $ 387,483    $ 392,717      $  382,601
                                                       ==========      ==========     =========    =========      ==========

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
NORWOOD FINANCIAL CORP
Consolidated Statements of Income (unaudited)
(dollars in thousands, except per share data)

                                                            30-Jun      31-Mar         31-Dec       30-Sep        30-Jun
Three months ended                                           2004        2004           2003         2003          2003
------------------                                         --------    --------      --------     --------        --------
INTEREST INCOME
    Loans receivable, including fees                       $  3,564    $  3,552      $  3,653     $  3,590        $  3,627
    Securities                                                1,021       1,130         1,183        1,148           1,157
    Other                                                        10           7             8           22              32
                                                           --------    --------      --------     --------        --------
         Total Interest income                                4,595       4,689         4,844        4,760           4,816

INTEREST EXPENSE
    Deposits                                                    862         908           997        1,114           1,222
    Borrowings                                                  353         348           350          347             346
                                                           --------    --------      --------     --------        --------
        Total Interest expense                                1,215       1,256         1,347        1,461           1,568
NET INTEREST INCOME                                           3,380       3,433         3,497        3,299           3,248
PROVISION FOR LOAN LOSSES                                       165         125           165          165             165
                                                           --------    --------      --------     --------        --------
NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                          3,215       3,308         3,332        3,134           3,083

OTHER INCOME
    Service charges and fees                                    473         441           455          489             460
    Income from fiduciary activities                             69          86            61           85              54
    Net realized gains on sales of securities                    84         178           150          156             243
    Gains on sale of loans                                        5          57            --           19              33
      Other                                                     131         177           132          136             132
                                                           --------    --------      --------     --------        --------
           Total other income                                   762         939           798          885             922

OTHER EXPENSES
    Salaries and  employee benefits                           1,262       1,302         1,235        1,232           1,219
    Occupancy, furniture and equipment , net                    338         352           340          346             359
     Losses on lease residuals                                   --          90            25           --              25
     Other                                                      844         851           850          839             872
                                                           --------    --------      --------     --------        --------
             Total other expenses                             2,444       2,595         2,450        2,417           2,475

INCOME BEFORE TAX                                             1,533       1,652         1,680        1,602           1,530
INCOME TAX EXPENSE                                              406         452           453          408             408
                                                           --------    --------      --------     --------        --------
NET INCOME                                                 $  1,127    $  1,200      $  1,227     $  1,194        $  1,122
                                                           ========    ========      ========     ========        ========
Basic  earnings per share                                  $   0.43    $   0.46      $   0.47     $   0.46        $   0.43
                                                           ========    ========      ========     ========        ========
Diluted earnings per share                                 $   0.42    $   0.45      $   0.46     $   0.45        $   0.42
                                                           ========    ========      ========     ========        ========
Book Value per share                                       $  15.89    $  16.40      $  15.96     $  15.60        $  15.69

Return on average equity                                     10.44%      11.08%        11.60%       11.41%          10.92%
Return on average assets                                      1.16%       1.26%         1.25%        1.22%           1.19%

Net interest spread                                           3.52%       3.65%         3.61%        3.44%           3.44%
Net interest margin                                           3.84%       3.95%         3.92%        3.80%           3.81%

Allowance for loan losses to total loans                      1.37%       1.41%         1.40%        1.43%           1.46%
Net charge-offs to average loans (annualized)                 0.17%       0.16%         0.29%        0.33%           0.15%
Nonperforming loans to total loans                            0.12%       0.03%         0.06%        0.13%           0.18%
Nonperforming assets to toal assets                           0.07%       0.03%         0.04%        0.08%           0.11%

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